Exhibit 10.1

AMENDMENT NO. 1 TO FIVE-YEAR CREDIT AGREEMENT

AMENDMENT dated as of October 9, 2007 to the Five-Year Credit Agreement dated as of October 21, 2005 (the “Agreement”) among GENERAL MILLS, INC., a Delaware corporation (the “Company”), the several financial institutions from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Agreement as set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Agreement shall, on and as of the Amendment Effective Date, refer to the Agreement as amended hereby.

SECTION 2. Amendments. (a) The definitions of “Material Adverse Effect” and “Ratio of Earnings to Fixed Charges” in Section 1.01 are amended to read as follows:

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, any of the operations, business, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Company to perform under any Loan Document and avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of any Loan Document.

“Ratio of Earnings to Fixed Charges” means the Ratio of Earnings to Fixed Charges as reported by the Company in its most recent Form 10-K Annual Report filed with the Securities and Exchange Commission or in its most recent officer’s certificate delivered pursuant to Section 6.01(c), provided that the components of the numerator and denominator of such ratio are computed in each such filing or certificate in the same manner as computed in the Company’s Form 10-K Annual Report for the period ended May 27, 2007. For purposes of computing this ratio, earnings represent earnings before income taxes and after-tax earnings of joint ventures, distributed income of equity investees, fixed charges, and amortization of capitalized interest, net of interest capitalized. Fixed charges represent gross interest expense (excluding interest on taxes) and subsidiary preferred distributions to minority interest holders, plus one-third (the proportion deemed representative of the interest factor) of rent expense.

(b)	The last sentence of Section 5.10 is amended to read as follows:

Except as disclosed in the Company’s annual report on Form 10-K for the fiscal year ended May 27, 2007, there is no tax assessment against the Company or any of its Subsidiaries which, if sustained, would have a Material Adverse Effect.

(c)	The last sentence of Section 6.01 is amended to read as follows:

Any financial statement or report required to be delivered pursuant to this Section 6.01 or Section 6.02(b) shall be deemed to have been delivered on the date on which the Company posts such financial statement on its website on the Internet at www.generalmills.com or when such financial statement is posted on the SEC’s website on the Internet at www.sec.gov; provided that the Company shall give notice of any such posting to the Administrative Agent (who shall then give notice of any such posting to the Banks); provided, further, that the Company shall deliver paper copies of any delivery referred to in this Section 6.01 to the Administrative Agent if the Administrative Agent requests the Company to deliver such paper copies until notice to cease delivering such paper copies is given by the Administrative Agent.

(d)	The second sentence of Section 7.06 is amended to read as follows:

The Company shall compute its Ratio of Earnings to Fixed Charges in the same manner as computed in the Company’s Form 10-K Annual Report for the period ended May 27, 2007 and shall report such ratio to the Administrative Agent on a quarterly basis concurrently with the delivery of the financial statements referred to in subsections 6.01(a) and (b).

SECTION 3. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 5 of the Agreement will be true on and as of the Amendment Effective Date and (ii) no Default or Event of Default will have occurred and be continuing on such date.

SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof on the date (“Amendment Effective Date”) when the Agent shall have received from each of the Company and the Majority Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

GENERAL MILLS, INC.

By:	/s/ Daralyn B. Peifer
Name: Daralyn B. Peifer
Title: Vice President, Treasurer

JPMORGAN CHASE BANK, N.A. as Administrative Agent and as a Bank

By:	/s/ Tony Yung
Name Tony Yung
Title: Vice President

CITIBANK, N.A.

By:	/s/ Kevin A. Ege
Name: Kevin A. Ege
Title: Vice President

BANK OF AMERICA, N.A.

By:	/s/ David L. Catherall
Name: David L. Catherall
Title: Senior Vice President

BARCLAYS BANK PLC

By:	/s/ Nicholas Bell
Name: Nicholas Bell
Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Heidi Sandquist
Name: Heidi Sandquist
Title: Vice President

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Allison S. Gelfman
Name: Allison S. Gelfman
Title: Vice President

CALYON NEW YORK BRANCH

By:	/s/ Blake Wright
Name: Blake Wright
Title: Managing Director

By:	/s/ Greg Hennenfent
Name: Greg Hennenfent
Title: Director

CREDIT SUISSE FIRST BOSTON

By:	/s/ Karl Studer
Name: Karl Studer
Title: Director

By:	/s/ Petra Jack
Name: Petra Jack
Title: Assistant Vice President

LEHMAN BROTHERS COMMERCIAL BANK

By:	/s/ Brian McNany
Name: Brian McNany
Title: Authorized Signatory

MERRILL LYNCH BANK USA

By:	/s/ Louis Alder
Name: Louis Alder
Title: Director

MORGAN STANLEY BANK

By:	/s/ Daniel Twenge
Name: Daniel Twenge
Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Victor Pierzchalski
Name: Victor Pierzchalski
Title: Vice President & Manager

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Karen Weathers
Name: Karen Weathers
Title: Vice President

WILLIAM STREET COMMITMENT CORPORATION (Recourse only to assets of William Street Commitment Corporation)

By:	/s/ Mark Walton
Name:
Title:

BNP PARIBAS

By:	/s/ Jo Ellen Bender
Name: Jo Ellen Bender
Title: Managing Director

/s/ Nader Tannous
Name: Nader Tannous
Title: Director

MELLON BANK, N.A.

By:	/s/ John T. Smathers
Name: John T. Smathers
Title: First Vice President

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Raymond Ventura
Name: Raymond Ventura
Title: Deputy General Manager

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “Rabobank International” New York Branch

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Yoshihiro Hyakutome
Name: Yoshihiro Hyakutome
Title: General Manager

SUNTRUST BANK

By:
Name:
Title:

THE BANK OF NEW YORK

By:	/s/ John T. Smathers
Name: John T. Smathers
Title: Vice President

ABN AMRO BANK N.V.

By:	/s/ Alex Blodi
Name: Alex Blodi
Title: Managing Director

By:	/s/ Marc Brondyke
Name: Marc Brondyke
Title: Associate

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:
Name:
Title:

BANCO SANTANDER CENTRAL HISPANO, S.A.

By:
Name:
Title:

NATIONAL AUSTRALIA BANK

By:	/s/ Courtney Cloe
Name: Courtney Cloe
Title: Director

ROYAL BANK OF CANADA

By:
Name:
Title:

SOCIETE GENERALE

By:	/s/ Kimberly A. Metzger
Name: Kimberly A. Metzger
Title: Director

STANDARD CHARTERED BANK

By:	/s/ John S. Hutchins
Name: John S. Hutchins
Title: Managing Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title: